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                                                                   EXHIBIT 10.18

                               PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT (this "Agreement") dated as of November 20,
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2001, is made by AMERICAN BIOSCIENCE, INC., a California corporation, (the
"Pledgor"), in favor of AMERICAN PHARMACEUTICAL PARTNERS, INC., a California
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corporation (the "Company").
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                                   RECITALS
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          A.   Pledgor has previously executed in favor of the Company an
Amended and Restated Intercompany Demand Promissory Note, dated as of October 21, 2001, reflecting that the Company has loaned to Pledgor an aggregate of up to $23,000,000 through the date hereof, and Pledgor and Company contemplate that additional amounts may be similarly advanced in the future (all sums so loaned, in the aggregate, the "Note").
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          B.   In exchange for the Company not demanding repayment of the Note as of the date hereof, Pledgor has agreed to enter into this Agreement.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the premises the Pledgor hereby agrees with the Company as follows:

          SECTION 1.  Pledge. The Pledgor hereby pledges to the Company, and
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grants to the Company a security interest in shares of APP common stock having a fair market value equal to 120% of the Note, as outstanding from time to time (the "Pledged Collateral"); provided, however, such pledge shall be effective
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only within three business days of written notice by APP, which notice shall only be given after the effective date of the initial public offering of APP's common stock that is registered un the Securities Act of 1933, as amended ("APP IPO"). For purposes of this section, "fair market value" of APP common stock shall mean the average reported closing prices for the five days preceding the written notice by APP.

          SECTION 2.  Security for Obligations. This Agreement secures the
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payment of all obligations of the Pledgor now or hereafter existing under the
Note or all obligations of the Pledgor now or hereafter existing under this Agreement (collectively, the "Pledgor Obligations").
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          SECTION 3.  Delivery of Pledged Collateral. Within three business days
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of written notice by APP, all certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Company pursuant hereto and shall be in suitable form for transfer. The Company shall have the right, at any time after the Pledgor shall have failed to fully perform or pay any of the Pledgor Obligations (a "Default") and such
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Default shall be continuing, to transfer to or to register in the name of the
Company or any of its nominees any or all of the Pledged Collateral.

          SECTION 4.  Voting Rights.
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               a.   So long as no Default shall have occurred and be continuing the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement.

               b. Upon the occurrence and during the continuance of a Default; all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise

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pursuant to Section 4(a) shall cease, and all such rights shall there upon become vested in the Company, which shall thereupon have the sole right to exercise such voting and other consensual rights.

          SECTION 5.  Transfers and Other Liens. The Pledgor agrees that it will
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not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral owned by it, or (ii) create or permit to exist any Lien upon or with respect to any such Pledged Collateral, except for the security interest under this Agreement.

          SECTION 6.  Company Appointed Attorney-in-Fact. The Pledgor hereby
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appoints the Company as its attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, at any time, upon the occurrence and during the continuance of any Default, to take any action and to execute any instrument which the Company may deem necessary or advisable to accomplish the purposes of this Agreement.

          SECTION 7.  Company May Perform. If the Pledgor fails to perform any
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agreement contained herein, the Company may itself perform, or cause performance of, such agreement.

          SECTION 8.  Remedies upon Default. If any Default shall have occurred
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and be continuing the Company may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it under applicable law, all the rights of a secured party on default under the California Uniform Commercial Code in effect at that time, and the Company may also sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Company's offices or elsewhere, for cash.

          SECTION 9.  Expenses. The Pledgor will upon demand pay to the Company
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the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Company may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Company hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

          SECTION 10. Security Interest Absolute. All rights of the Company and
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security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of any lack of validity or enforceability of the Note; any change in the time, manner or place of payment of, or in any other term of, the principal amount under the Note or any other amendment or waiver of or any consent to any departure from the Note; any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for any of the Pledgor Obligations; or any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Pledgor.

          SECTION 11. Amendments, Etc. No amendment or waiver of any provision
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of this Agreement nor consent to any departure by the Pledgor herefrom shall be effective unless the same shall be in writing and signed by the Company, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 12. Addresses for Notices. All notices and other
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communications provided for hereunder shall be in writing (including facsimile communication) and mailed, teletransmitted or delivered to it, addressed to the Pledgor or the Company in the manner and at its respective address specified in
Section 13(b) of the Stock Agreement.

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          SECTION 13. Continuing Security Interest; Transfer of Note. This
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Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until performance or payment in full of the Pledgor Obligations, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of the Company hereunder, to the benefit of the Company and its successors, transferees and assigns (including assignees of the Note).

          SECTION 14. Governing Law; Terms. This Agreement shall be governed by,
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and construed in accordance with, the laws of the State of California, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of California.
Unless otherwise defined herein or in the Note, terms defined in Divisions 8 and 9 of the California Uniform Commercial Code are used herein as therein defined.

     IN WITNESS WHEREOF, the Pledgor and the Company have caused this Agreement to be duly executed and delivered by as of the date first above written.


                                   AMERICAN BIOSCIENCE, INC.


                                   By: /s/ Patrick Soon-Shiong
                                      ----------------------------
                                      President



                                   AMERICAN PHARMACEUTICAL PARTNERS, INC.


                                   By: /s/ Jeffrey M. Yordon
                                      ----------------------------
                                      Chief Operating Officer

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